Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Perspecta Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2018, as filed with the Securities and Exchange Commission (the “Report”), John M. Curtis, President and Chief Executive Officer of the Company, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	June 29, 2018	/s/ John M. Curtis
John M. Curtis
President and Chief Executive Officer
(Principal Executive Officer)